Exhibit 10.3
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
FOR U.S. EMPLOYEES1
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Plan and this Notice of Grant and the Restricted Stock Unit Agreement, attached hereto as Exhibit A (together, the “Award Agreement”), as follows:

Grant Number

Grant Date

Number of Restricted Stock Units:	«RSU_Shares»

Vesting Commencement Date:

Vesting Schedule:
     The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     [Insert vesting schedule]
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to

[1]	This form of Award Agreement is intended for Participants, including non-U.S. citizens, working in the U.S. at the time of grant.

the Plan and Award Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION:

/s/ Steven Laub

Signature	By: Steven Laub

President and Chief Executive Officer

Print Name	Title

DATED:

Residence Address

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EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
RESTRICTED STOCK UNIT AGREEMENT
FOR U.S. EMPLOYEES
     1. Grant. The Company hereby grants to the Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan. When Shares are paid to the Participant in payment for vested Restricted Stock units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company, and will be subject to the appropriate tax withholdings.
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Payment of any vested Restricted Stock Units will be made in whole Shares only.
     3. Vesting Schedule. Subject to paragraph 4, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be a Service Provider through each such date.
     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.
     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 7, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the

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imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s estate as soon as practicable following his or her death, subject to paragraph 7. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form and manner acceptable to the Administrator, pursuant to Section 5(b)(viii) of the Plan. If no beneficiary has been designated by the Participant in a form and manner acceptable to the Administrator, then such earned Restricted Stock Units shall be paid to the personal representative of the Participant’s estate or in the event no administration of the Participant’s estate is required, then to the successor-in-interest pursuant to the Participant’s will or in accordance with the laws of descent and distribution, as the case may be. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such shares so issuable. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of Common Stock having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of Common Stock otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to paragraph 3, the Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

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     8. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. No Effect on Employment or Service. Subject to the terms of any employment contract with the Participant, the Participant’s employment or other service with the Company and its Subsidiaries is on an at-will basis only. Accordingly, subject to the terms of any employment contract with the Participant, the terms of the Participant’s employment or service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Participant (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause. The transactions contemplated hereunder and the vesting schedule set forth on the first page of this Award Agreement do not constitute an express or implied promise of continued employment for any period of time.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, or at such other address as the Company may hereafter designate in writing.
     11. Grant is Not Transferable. Except to the limited extent provided in paragraphs 5 and 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
     12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.
     13. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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     14. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     15. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     18. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
     19. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units.

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     20. Amendment, Suspension or Termination of the Plan. By accepting this Restricted Stock Unit award, the Participant expressly warrants that he or she has received a right to receive stock under the Plan, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall impair the Participant’s rights under this Award of Restricted Stock Units, unless the Participant consents in writing to such action.
     21. Notice of Governing Law. This award of Restricted Stock Units shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means, or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
FOR DIRECTORS
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Plan and this Notice of Grant and the Restricted Stock Unit Agreement, attached hereto as Exhibit A (together, the “Award Agreement”), as follows:

Grant Number

Grant Date

Number of Restricted Stock Units:	«RSU_Shares»

Vesting Commencement Date:

Vesting Schedule:
     The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     [Insert vesting schedule]
     Notwithstanding the foregoing, in the event of a Change of Control (as defined below) and provided the Participant’s status as a Service Provider has not ceased as of immediately prior to such Change of Control, one hundred percent (100%) of the then-unvested and outstanding Shares subject to this Award of Restricted Stock Units will immediately vest.
     For purposes of this Award Agreement, “Change of Control” shall mean the occurrence of any of the following events:
     (i) The consummation by the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
     (ii) The approval by the stockholders of the Company, or if stockholder approval is not required, approval by the Board, of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;
     (iii) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or
     (iv) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” will mean directors who either (A) are directors of the Company as of the date hereof, or (B) are either (x) elected by the Board pursuant to Section 3.4 of the Bylaws of the Company, or (y) nominated by the Board for election by the stockholders pursuant to Section 3.3 of the Bylaws of the Company, in either case (x) or (y), with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transactions described in subsections (i), (ii), or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION:

/s/ Steven Laub

Signature	By: Steven Laub

President and Chief Executive Officer

Print Name	Title

DATED:

Residence Address

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EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
RESTRICTED STOCK UNIT AGREEMENT
FOR DIRECTORS
     1. Grant. The Company hereby grants to the Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan. When Shares are paid to the Participant in payment for vested Restricted Stock units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company, and will be subject to the appropriate tax withholdings.
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Payment of any vested Restricted Stock Units will be made in whole Shares only.
     3. Vesting Schedule. Subject to paragraph 4, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be a Service Provider through each such date.
     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.
     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 7, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the

3

imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s estate as soon as practicable following his or her death, subject to paragraph 7. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form and manner acceptable to the Administrator, pursuant to Section 5(b)(viii) of the Plan. If no beneficiary has been designated by the Participant in a form and manner acceptable to the Administrator, then such earned Restricted Stock Units shall be paid to the personal representative of the Participant’s estate or in the event no administration of the Participant’s estate is required, then to the successor-in-interest pursuant to the Participant’s will or in accordance with the laws of descent and distribution, as the case may be. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Withholding of Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such shares so issuable. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of Common Stock having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of Common Stock otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to paragraph 3, the Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

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     8. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. No Effect on Employment or Service. Subject to the terms of any employment contract with the Participant, the Participant’s employment or other service with the Company and its Subsidiaries is on an at-will basis only. Accordingly, subject to the terms of any employment contract with the Participant, the terms of the Participant’s employment or service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Participant (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause. The transactions contemplated hereunder and the vesting schedule set forth on the first page of this Award Agreement do not constitute an express or implied promise of continued employment for any period of time.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, or at such other address as the Company may hereafter designate in writing.
     11. Grant is Not Transferable. Except to the limited extent provided in paragraphs 5 and 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
     12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.
     13. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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     14. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     15. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.
     17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     18. Agreement Severable. In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.
     19. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units.

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     20. Amendment, Suspension or Termination of the Plan. By accepting this Restricted Stock Unit award, the Participant expressly warrants that he or she has received a right to receive stock under the Plan, and has received, read and understood a description of the Plan. The Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall impair the Participant’s rights under this Award of Restricted Stock Units, unless the Participant consents in writing to such action.
     21. Notice of Governing Law. This award of Restricted Stock Units shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means, or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
FOR NON-US EMPLOYEES1
     Unless otherwise defined herein, the terms defined in the Atmel Corporation 2005 Stock Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the Plan and this Notice of Grant and the Restricted Stock Unit Agreement, attached hereto as Exhibit A, including any country specific appendix thereto (together, the “Award Agreement”), as follows:
     Grant Number:
     Grant Date:
     Number of Restricted Stock Units: «RSU Shares»
     Vesting Commencement Date:
     Vesting Schedule: The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     [Insert vesting schedule]
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A AND THE APPENDIX, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any

[1]	This form of Award Agreement is intended for Participants, including U.S. citizens, working outside the U.S. at the time of grant.

questions relating to the Plan and Award Agreement. You further agree to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ATMEL CORPORATION:

/s/ Steven Laub

Signature	By: Steven Laub

President and Chief Executive Officer

Print Name	Title

DATED:

Residence Address

EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
RESTRICTED STOCK UNIT AGREEMENT
FOR NON-US EMPLOYEES
     1. Grant. The Company hereby grants to the Participant under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement, including any country-specific appendix thereto, and the Plan. When Shares are issued to the Participant in accordance with paragraph 5 for vested Restricted Stock Units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company or its Subsidiary or Affiliate, and will be subject to the appropriate withholding for Tax-Related Items (as defined in paragraph 7).
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to settlement of any such Restricted Stock Units. Prior to actual settlement of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Settlement of any vested Restricted Stock Units will be made in whole Shares only and not cash.
     3. Vesting Schedule. Subject to paragraph 4 and any country-specific vesting provisions set forth in the appendix, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be an active Service Provider through each such date.
     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be an active Service Provider for any or no reason, then the unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder.
     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her heirs) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 7, but in each such case no later than the date that is two-and-one-

half months from the end of the Company’s tax year that includes the vesting date. Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s heirs as soon as practicable following his or her death, subject to paragraph 7. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Award Agreement will, if the Participant is then deceased, be made to the Participant’s heirs. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Responsibility for Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such withholding for Tax-Related Items, in whole or in part (without limitation) by one or more of the following:
          a) accepting cash from the Participant;
          b) withholding from Shares otherwise deliverable to the Participant upon vesting/settlement of the Restricted Stock Unit having a Fair Market Value equal to the minimum statutory withholding amount or such other amount as may be necessary to avoid adverse accounting treatment;

          c) accepting already vested and owned Shares of the Participant having a Fair Market Value equal to the amount required to be withheld;
          d) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Participant’s employer (the “Employer”);
          e) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the Restricted Stock Units equal to the amount required to be withheld; or
          f) arranging for the sale of Shares issued upon vesting/settlement of the Restricted Stock Units (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization) equal to amount required to be withheld.
If the obligation for Tax-Related Items is satisfied by withholding from Shares otherwise deliverable to the Participant, the Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Restricted Stock Units. The Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s. Further, if the Participant has relocated to a different jurisdiction between the Grant Date and the date of any taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Finally, the Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of participation in the Plan that cannot be satisfied by the means previously described. The Participant will permanently forfeit the Restricted Stock Units and the Company may refuse to deliver the Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this paragraph.
     8. Rights as Stockholder. Neither the Participant nor any person claiming through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.
     9. Nature of Grant. In accepting the Award, the Participant acknowledges that:

     a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement; notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall impair the Participant’s rights under this Award of Restricted Stock Units, unless the Participant consents in writing to such action;
     b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future Awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
     c) all decisions with respect to future Restricted Stock Unit Awards, if any, will be at the sole discretion of the Company;
     d) the Participant’s participation in the Plan and the vesting schedule set forth on the first page of this Award Agreement shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate any employment relationship at any time;
     e) the Participant is voluntarily participating in the Plan;
     f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the employment contract, if any;
     g) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
     h) in the event that the Participant is not an employee of the Company, the Restricted Stock Units Award and the Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Restricted Stock Units Award will not be interpreted to form an employment contract with any Subsidiary or Affiliate of the Company;
     i) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

     j) the value of the Shares acquired upon vesting or settlement of the Restricted Stock Units may increase or decrease in value;
     k) in consideration of the Award of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or Shares subject to the Restricted Stock Units resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, the Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
     l) in the event of termination of the Participant’s status as a Service Provider (whether or not in breach of local labor laws), the Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing service as a Service Provider for purposes of the Restricted Stock Units Award;
     m) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the acquisition or sale of the underlying Shares; and
     n) the Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, U.S.A. or at such other address as the Company may hereafter designate in writing.
     11. Grant is Not Transferable. Except in the case of the Participant’s death, as provided in paragraph 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
     12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities laws and will be freely tradable upon receipt. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws. Further, the subsequent sale of Shares may be subject to additional terms and conditions for the Participant’s country of residence, as set forth in any country-specific appendix to the Award Agreement.
     13. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Award Agreement and any other Restricted Stock Units Award materials by and among, as applicable, the Employer, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
     The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
     The Participant understands that Data will be transferred to E*Trade or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, E*Trade and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan.

     The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
     14. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency or any other governmental regulatory body, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     16. Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.
     17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

     18. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     19. Agreement Severable. In the event that any provisions of this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on the remaining provisions of this Award Agreement.
     20. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units.
     21. Acknowledgment of the Plan. By accepting this Restricted Stock Units Award, the Participant expressly warrants that he or she has received Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan.
     22. Notice of Governing Law and Venue. This Award of Restricted Stock Units shall be governed by the internal substantive laws, without regard to the choice of law rules, of the State of California.
     For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award is made and/or to be performed.
     23. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means, or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
     24. Appendix. Notwithstanding any provisions in this Award Agreement, the Restricted Stock Units Award shall be subject to any special terms and conditions set forth in the appendix to this Award Agreement for the Participant’s country of residence, if any. Moreover, if the Participant relocates to one of the countries included in the appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Administrator determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The country-specific appendix constitutes part of this Award Agreement.
     In addition, the Company reserves the right to impose other requirements on the Restricted Stock Units and any Shares acquired under the Plan, to the extent consistent with the Plan and the Administrator determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

APPENDIX
ATMEL CORPORATION
2005 STOCK PLAN
COUNTRY-SPECIFIC PROVISIONS FOR RESTRICTED STOCK UNITS
FOR NON-US EMPLOYEES
     This Appendix includes special terms and conditions applicable to the Participants in the countries below. These terms and conditions are in addition to those set forth in the Award Agreement or Exhibit A. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to it in the Award Agreement, Exhibit A or the Plan, as applicable.
     This Appendix also includes information relating to exchange control and other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the laws in effect in the respective countries as of July 2008. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Restricted Stock Units vest or Shares acquired under the Plan are sold.
     Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working, the information contained herein may not be applicable to the Participant.
CHINA
Exchange Control Information.
     The Participant understands and agrees to comply with exchange control laws in China and to immediately repatriate the proceeds from the sale of Shares and any dividend equivalents or dividends received in relation to the Shares to China. The Participant further understands that such repatriation of funds may need to be effected through a special foreign exchange control account established by the Company or its Subsidiary or Affiliate, and the Participant hereby consents and agrees that the proceeds from the sale of Shares and any dividend equivalents or dividends received may be transferred to such special account prior to being delivered to the Participant.

     Furthermore, to facilitate compliance with any applicable laws or regulations in China, Company reserves the right to (i) mandate the immediate sale of Shares to which Participant is entitled on any applicable vesting date, or (ii) mandate the sale of Shares in the event of a Participant ceases to be an active Service Provider. In either case, the proceeds of the sale of such Shares, less any Tax-Related Items and broker’s fees or commissions, will be remitted to Participant in accordance with applicable exchange control laws and regulations, as described above.
Vesting Condition.
     In keeping with paragraph 15 of the Award Agreement, notwithstanding the Vesting Schedule set forth in the Notice of Grant, the Restricted Stock Units shall not vest in accordance with the Vesting Schedule unless and until the Company first attains all necessary approvals from State Administration of Foreign Exchange or its local counterpart under the Implementing Rules of the Measures for Administration of Foreign Exchange of Individuals for a dedicated foreign exchange account to receive foreign remittances in connection with the vesting of the Restricted Stock Units and the sale of the Shares and repatriation of foreign currency to China.
FINLAND
Securities Law Information.
     For employees residing in the EEA, additional information about the Plan is available in a disclosure statement for employees (intended to comply with exemption from the obligation to publish a prospectus under Article 4(1)(e) of Directive 2003/71/EC of the European Parliament and of the Council of 4 November 2003 on the Prospectus to be Published when Securities are Offered to the Public or Admitted to Trading). The statement is available on Atmel’s intranet at http://www-sjo.atmel.com/sjo/formf.html.
FRANCE
     See French Award Agreement.
GERMANY
Securities Law Information.
     For employees residing in the EEA, additional information about the Plan is available in a disclosure statement for employees (intended to comply with exemption from the obligation to publish a prospectus under Article 4(1)(e) of Directive 2003/71/EC of the European Parliament and of the Council of 4 November 2003 on the Prospectus to be Published when Securities are Offered to the Public or Admitted to Trading). The statement is available on Atmel’s intranet at http://www-sjo.atmel.com/sjo/formf.html.
Data Privacy Notice.

     This provision supplements paragraph 13 of Exhibit A:
Data Privacy: The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.
HONG KONG
Issuance of Shares.
     This provision supplements paragraph 2 of Exhibit A:
     Notwithstanding any discretion in the Plan, the Award Agreement or Exhibit A, the Company will settle Restricted Stock Units in Shares only. In no event will the Award be paid to Participant in the form of cash.
Securities Law Information.
     To facilitate compliance with securities laws in Hong Kong, the Participant agrees not to sell the Shares issued in settlement of the Restricted Stock Units within six months of the grant date.
     WARNING: The Restricted Stock Units and the Shares to be issued upon vesting of the Restricted Stock Units are available only to eligible employees of the Company or a Subsidiary or Affiliate participating in the Plan; they are not a public offer of securities. The contents of the Award Agreement, Exhibit A, and this Appendix, have not been reviewed by any regulatory authority in Hong Kong and the Participant is advised to exercise caution in relation to the Award. If the Participant is in any doubt about any of the contents of the Plan or the Award Agreement (including Exhibit A and this Appendix), the Participant should obtain independent professional advice.
INDIA
Fringe Benefit Tax Obligation.
     By accepting the Restricted Stock Units, Participant consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Company and/or the Employer in connection with the Restricted Stock Units at the discretion of the Company or the Employer. Further, by accepting the Restricted Stock Units, Participant agrees that the Company and/or the Employer may collect the fringe benefit tax from Participant by any of the means set forth in paragraph 7 of Exhibit A, Responsibility for Taxes, or any other reasonable method established by the Company. Participant agrees to execute other consents or elections to accomplish the foregoing, promptly upon request by the Company.

Exchange Control Information.
     Participant understands that Participant must repatriate any proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares to India and convert the proceeds into local currency within 90 days of receipt. Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where Participant deposits the foreign currency. Participant should maintain the FIRC as evidence of the repatriation of fund in the event the Reserve Bank of India or the Employer requests proof of repatriation.
IRELAND
Issuance of Shares.
     This provision supplements paragraph 2 of Exhibit A for any Participant who is a director or shadow director2 of the Company’s Irish Subsidiary:
     Notwithstanding any discretion in the Plan, the Award Agreement, or Exhibit A, the Company will issue only newly-issued Shares in settlement of any Restricted Stock Units. In no event will treasury or reacquired Shares be issued to the Participant in settlement of the Award.
Director Notification Obligation.
     If Participant is a director, shadow director or secretary of the Company’s Irish Subsidiary or Affiliate, Participant must notify the Irish Subsidiary or Affiliate in writing within five business days of receiving or disposing of an interest in the Company (e.g., Awards, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 of a director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
No country-specific terms apply.
KOREA
No country-specific terms apply.

[2]	A shadow director is an individual who is not on the board of directors of the Irish Subsidiary but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the directions or instructions of the individual.

MALAYSIA
No country-specific terms apply.
NORWAY
Securities Law Information.
     For employees residing in the EEA, additional information about the Plan is available in a disclosure statement for employees (intended to comply with exemption from the obligation to publish a prospectus under Article 4(1)(e) of Directive 2003/71/EC of the European Parliament and of the Council of 4 November 2003 on the Prospectus to be Published when Securities are Offered to the Public or Admitted to Trading). The statement is available on Atmel’s intranet at http://www-sjo.atmel.com/sjo/formf.html.
SINGAPORE
Securities Law Information.
     This grant of Restricted Stock Units under the Plan is being made on a private basis and is, therefore, exempt from registration in Singapore.
Director Notification Obligation.
     If Participant is a director, associate director or shadow director of the Company’s Singapore Subsidiary or Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary or Affiliate in writing when Participant receives an interest (e.g., an Option or Shares) in the Company or any Subsidiaries or Affiliates. In addition, Participant must notify the Singapore company when Participant sells Shares or shares of any Subsidiary or Affiliate (including when Participant sells Shares acquired at exercise of the Option). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Subsidiary or Affiliate. In addition, a notification of Participant’s interests in the Company or any Subsidiary or Affiliate must be made within two days of becoming a director.
SWITZERLAND
Obligation to Provide Notice of Change in Residence.
     Participant agrees to notify the Stock Plan Administration of the Company at stockadmin@atmel.com if Participant changes his or her canton of residence after the grant of the Restricted Stock Unit through the date it is vested or the Participant ceases to be an active Service Provider.
TAIWAN

No country-specific terms apply.
UNITED KINGDOM
Securities Law Information.
     For employees residing in the EEA, additional information about the Plan is available in a disclosure statement for employees (intended to comply with exemption from the obligation to publish a prospectus under Article 4(1)(e) of Directive 2003/71/EC of the European Parliament and of the Council of 4 November 2003 on the Prospectus to be Published when Securities are Offered to the Public or Admitted to Trading). The statement is available on Atmel’s intranet at http://www-sjo.atmel.com/sjo/formf.html.
Electronic Acceptance.
     Participant’s electronic acceptance of the Award Agreement indicates Participant’s agreement and understanding that this Award is subject to and governed by the terms and conditions of the Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 3 through 5 of Exhibit A. PARTICIPANT IS CAUTIONED TO READ ALL OF EXHIBIT A AND THE APPENDIX, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. Participant further represents that he or she has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement.
Joint Election.
     As a condition of the Restricted Stock Units award, Participant agrees to accept any liability for secondary Class 1 National Insurance Contributions (the “Employer NICs”) which may be payable by the Company or the Employer with respect to the vesting and/or settlement of the Restricted Stock Unit award and issuance of Shares, the assignment or release of the Restricted Stock Unit for consideration or the receipt of any other benefit in connection with the Restricted Stock Unit.
     Without limitation to the foregoing, the Participant by electronic acceptance of (1) the Restricted Stock Units award; and (2) the joint election between the Company and/or the Employer and Participant (the “Joint Election”), the Participant hereby agrees to be bound by paragraphs 1 to 12 of the Joint Election, the form of such Joint Election being formally approved by HM Revenue & Customs (“HMRC”). The Participant further agrees to provide any other consent or election required to accomplish the transfer of the Employer NICs to the Participant.

     Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. Failure by a Participant to enter into a Joint Election shall be grounds for the forfeiture and cancellation of the Restricted Stock Units award. The Participant further agrees that the Company and/or the Employer may collect the Employer NICs from Participant by any of the means set forth in paragraph 7 of Exhibit A and/or as set out in the Joint Election.
     Responsibility for Taxes. This provision supplements paragraph 7 of Exhibit A and the tax withholding provisions set out in the Joint Election:
     The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to account to HMRC with respect to the event giving rise to the Tax-Related Items (the “Chargeable Event”) that cannot be satisfied by the means described in paragraph 7 of Exhibit A. If payment or withholding is not made within ninety (90) days of the Chargeable Event or such other period as required under U.K. law (the “Due Date”), the Participant agrees that the amount of any uncollected Tax-Related Items shall (assuming the Participant is not a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended)) constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HMRC Official Rate and it will be immediately due and repayable, and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to in paragraph 7 of Exhibit A. If the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items as described in this paragraph, the Company may refuse to deliver the Shares acquired under the Plan.
     Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that the Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by the Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to the Participant on which additional income tax and National Insurance Contributions (including the Employer NICs) will be payable. The Participant agrees that the Company and/or the Employer may collect any such income tax and employee National Insurance Contributions liability due on this additional benefit from any payments due to the Participant from the Company and/or the Employer.

ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
RULES FOR THE GRANT OF OPTIONS AND RESTRICTED STOCK UNITS
FOR PARTICIPANTS IN FRANCE
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     Unless otherwise defined herein or in the Restricted Stock Unit Agreement for Participants in France (attached as Exhibit A), the terms defined in the Atmel Corporation 2005 Stock Plan (the “U.S. Plan”) and the Rules of the Atmel Corporation 2005 Stock Plan for the Grant of Options and Restricted Stock Units for Participants in France (the “French Subplan”) (collectively, the “French Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”).
     Name:
     Address:
     You have been granted an Award of restricted stock units (“Restricted Stock Units”), subject to the terms and conditions of the French Plan and this Notice of Grant and the Restricted Stock Unit Agreement for Participants in France (together, the “Award Agreement”), as follows:
     Grant Number:
     Grant Date:
     Number of Restricted Stock Units: «RSU Shares»
     Vesting Commencement Date:
     Vesting Schedule: The Restricted Stock Units will vest according to the following schedule:
     The Restricted Stock Units will vest, in whole or in part, in accordance with the following schedule:
     One-half (50%) of the Restricted Stock Units shall vest twenty-four (24) months after the Vesting Commencement Date, and one-quarter (25%) of the Restricted Stock Units will vest on the anniversary of the Vesting Commencement Date of each year thereafter, subject to the Participant continuing to be an active Service Provider through each such dates.
     Your signature below indicates your agreement and understanding that this Award is subject to and governed by the terms and conditions of the French Plan and this Award Agreement. For example, important additional information on vesting and forfeiture of the Restricted Stock Units is contained in paragraphs 5 through 7 of Exhibit A. PLEASE BE SURE TO READ ALL OF EXHIBIT A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AWARD AGREEMENT. You further represent that you have reviewed the French Plan and this Award Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understand all provisions of the French Plan and Award Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the French Plan and Award Agreement. You further agree to notify the Company upon any change in the residence address indicated below.
     En signant ce contrat (« Award Agreement»), vous confirmez ainsi avoir lu et compris les documents relatifs au Plan (Atmel Corporation 2005 Stock Plan et Rules of the Atmel Corporation 2005 Stock Plan for the Grant of Options and Restricted Stock Units for Participants in France), et Contrat d’Attribution Gratuite d’Actions (Award Agreement) qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.1

PARTICIPANT:	ATMEL CORPORATION:

/s/ Steven Laub
Signature	By: Steven Laub

Print Name	President and Chief Executive Officer Title

DATED:

Residence Address

[1]	By signing this Award Agreement, you acknowledge that you have read and understood the documents relating to the Plan (Atmel Corporation 2005 Stock Plan and the Rules of the Atmel Corporation 2005 Stock Plan for the Grant of Options and Restricted Stock Units for Participants in France), and this Award Agreement that were provided to you in English language. You accept those terms and conditions accordingly.

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EXHIBIT A
ATMEL CORPORATION
2005 STOCK PLAN
(AS AMENDED AND RESTATED MAY 20, 2009)
RESTRICTED STOCK UNIT AGREEMENT
FOR PARTICIPANTS IN FRANCE
     1. Grant. The Company hereby grants to the Participant under the French Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the French Plan. When Shares are issued to the Participant in accordance with paragraph 5 for vested Restricted Stock Units, par value will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant to the Company or its Subsidiary or Affiliate, and will be subject to the appropriate withholding for Tax-Related Items (as defined in paragraph 8).
     The Restricted Stock Units awarded under this Award Agreement are intended to qualify for the favorable tax and social security regime in France under Section L. 225-197 to L. 225-197-5 of the French Commercial Code, as amended. Certain events may affect the status of the Restricted Stock Units as French-qualified Restricted Stock Units and the French-qualified Restricted Stock Units may be disqualified in the future. The Company does not make any undertaking or representation to maintain the qualified status of the Restricted Stock Units. If the Restricted Stock Units no longer qualify as French-qualified Restricted Stock Units, the favorable tax and social security treatment will not apply and the Participant will be required to pay his or her portion of social security contributions resulting from the Restricted Stock Units (as well as any income tax that is due).
     2. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date it vests. Unless and until the Restricted Stock Units will have vested in the manner set forth in paragraphs 3 and 4, the Participant will have no right to settlement of any such Restricted Stock Units. Prior to actual settlement of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Settlement of any vested Restricted Stock Units will be made in whole Shares only.
     3. Vesting Schedule. Subject to paragraphs 4 and 6, the Restricted Stock Units awarded by this Award Agreement will vest in the Participant according to the vesting schedule set forth on the first page of this Award Agreement, subject to the Participant’s continuing to be an active Service Provider through each such date. Except in the event of a Participant’s death, to benefit from the favorable tax and social security regime, no vesting shall occur prior to the second anniversary of the Grant Date, or such

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other minimum period as required for the vesting period applicable to French-qualified Restricted Stock Units under Section L.225-197-1 of the French Commercial Code, as amended, or relevant Sections of the French Tax Code or the French Social Security Code, as amended.
     4. Forfeiture upon Termination of Continuous Service. Notwithstanding any contrary provision of this Award Agreement, if the Participant ceases to be an active Service Provider for any or no reason, other than the Participant’s death, then the unvested Restricted Stock Units (after taking into account any accelerated vesting that may occur as the result of any such termination) awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and the Participant will have no further rights thereunder. If the Participant ceases to be an active Service Provider due to death, the Restricted Stock Units that accelerate in accordance with Section 6 will be forfeited on the date that is six months following that Participant’s death if the Participant’s heirs do not request the issuance of Shares. The Participant’s heirs are not subject to the restriction on the sale of Shares described in paragraph 7.
     5. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraphs 3 or 6 will be paid to the Participant (or in the event of the Participant’s death, to his or her heirs) in whole Shares as soon as administratively practicable after vesting, subject to paragraph 8, but in each such case no later than the date that is two-and-one-half months from the end of the Company’s tax year that includes the vesting date except as otherwise provided in Section 6. Notwithstanding anything in the French Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the Participant ceasing to be a Service Provider (provided that such cessation is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) the Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to the Participant on or within the six (6) month period following the Participant ceasing to be a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of such cessation, unless the Participant dies during such six (6) month period, in which case, the Restricted Stock Units will be paid to the Participant’s heirs as soon as practicable following his or her death, subject to paragraph 8. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. For purposes of this Award Agreement, “Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and any proposed, temporary or final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.
     6. Payments after Death. If the Participant terminates active service because of death, the Restricted Stock Units granted under this Award Agreement that are

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unvested immediately prior to such termination will become fully vested and transferable to the Participant’s heirs. The Participant’s heirs may request issuance of the Shares subject to such Restricted Stock Units within six (6) months of the Participant’s death. Any such heirs must furnish the Company with (a) written notice of his or her status as heir, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer. If the Participant’s heirs do not request the issuance of Shares subject to the Restricted Stock Units within six months of the Participant’s death, the Restricted Stock Units will be forfeited. The Participant’s heirs are not subject to the restriction on the sale of Shares described in paragraph 7.
     7. Restrictions on Transfer & Sale of Shares. The Shares issued as payment for vested Restricted Stock Units under this Award Agreement will be registered under U.S. federal securities law. However, a Participant’s subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.
     In addition, the Participant may not sell or transfer the Shares issued at vesting of the Restricted Stock Units prior to the second anniversary of each of the respective vesting dates, or such other period as is required to comply with the minimum mandatory holding period applicable to French-qualified Restricted Stock Units under Section L. 225—197-1 of the French Commercial Code, the relevant sections of the French Tax Code or of the French Social Security Code, as amended, to benefit from the favorable tax and social security regime. Notwithstanding the above, the Participant’s heirs, in the case of the Participant’s death or the Participant, in case of Disability (as defined under the French Plan), are not subject to this restriction on the sale of Shares. To ensure compliance with these restrictions, the Shares the Participant receives at vesting of the Restricted Stock Units may be held with a broker designated by the Company (or according to any procedure implemented by the Company to ensure compliance with the restrictions) until such Shares are sold. These restrictions will apply even after the Participant is no longer employed by the Company or its Subsidiary or Affiliate.
     Further, as long as the Restricted Stock Units and the Shares acquired at vesting of the Restricted Stock Units maintain their French-qualified status, the Shares cannot be sold during certain “Closed Periods” as provided for by Section L. 225-197-1 of the French Commercial Code, as amended, and as interpreted by the French administrative guidelines, so long as these Closed Periods are applicable to Shares issued pursuant to French-qualified Restricted Stock Units, and to the extent applicable.
     If the Participant qualifies as a managing director under French law (“mandataires sociaux,” i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), the Participant is also subject to shareholding restrictions under French law and the Participant must hold 20% of the Shares received upon vesting of the Restricted Stock Units and may not sell such Shares until the Participant ceases to serve as a managing director, as long as this restriction is a requirement under French law and unless law or

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regulations provide for a lower percentage (in which case these requirements apply to the lower percentage of Shares held).
     8. Responsibility for Taxes. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to the Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may satisfy such withholding for Tax-Related Items, in whole or in part (without limitation) by one or more of the following:
          a) accepting cash from the Participant;
          b) withholding from Shares otherwise deliverable to the Participant upon vesting/settlement of the Restricted Stock Unit having a Fair Market Value equal to the minimum statutory withholding amount or such other amount as may be necessary to avoid adverse accounting treatment;
          c) accepting already vested and owned Shares of the Participant having a Fair Market Value equal to the amount required to be withheld;
          d) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Participant’s employer (the “Employer”);
          e) withholding from proceeds of the sale of Shares acquired upon vesting/settlement of the Restricted Stock Units equal to the amount required to be withheld; or
          f) arranging for the sale of Shares issued upon vesting/settlement of the Restricted Stock Units (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization) equal to amount required to be withheld.
     If the obligation for Tax-Related Items is satisfied by withholding from Shares otherwise deliverable to the Participant, the Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Restricted Stock Units. The Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s. Further, if the Participant has relocated to a different jurisdiction between the Grant Date and the date of any taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
     Finally, the Participant shall pay to the Company or the Employer any amount of

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Tax-Related Items that the Company or the Employer may be required to withhold as a result of participation in the French Plan that cannot be satisfied by the means previously described. The Participant will permanently forfeit the Restricted Stock Units and the Company may refuse to deliver the Shares if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items as described in this paragraph.
     9. Rights as Stockholder. Neither the Participant nor any person claiming through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares subject to the limitations set forth in paragraph 7.
     10. Nature of Grant. In accepting the Award, the Participant acknowledges that:
          a) the French Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the French Plan and this Award Agreement; notwithstanding the foregoing, no amendment, suspension or termination of the French Plan shall impair the Participant’s rights under this Award Agreement, unless the Participant consents in writing to such action;
          b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future Awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;
          c) all decisions with respect to future Restricted Stock Unit Awards, if any, will be at the sole discretion of the Company;
          d) the Participant’s participation in the French Plan and the vesting schedule set forth on the first page of this Award Agreement shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate any employment relationship at any time;
          e) the Participant is voluntarily participating in the French Plan;
          f) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of the employment contract, if any;

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          g) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
          h) in the event that the Participant is not an employee of the Company, the Restricted Stock Units Award and the Participant’s participation in the French Plan will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Restricted Stock Units Award will not be interpreted to form an employment contract with any Subsidiary or Affiliate of the Company;
          i) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
          j) the value of the Shares acquired upon vesting or settlement of the Restricted Stock Units may increase or decrease in value;
          k) in consideration of the Award of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or Shares subject to the Restricted Stock Units resulting from termination of the Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Award Agreement, the Participant shall be deemed irrevocably to have waived any entitlement to pursue such claim;
          l) in the event of termination of the Participant’s status as a Service Provider (whether or not in breach of local labor laws), the Participant’s right to vest in the Restricted Stock Units under the French Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing service as a Service Provider for purposes of the Restricted Stock Units Award;
          m) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the French Plan, or the acquisition or sale of the underlying Shares; and

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          n) the Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the French Plan before taking any action related to the French Plan.
     11. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Atmel Corporation, Attention: Stock Administration Department, 2325 Orchard Parkway, San Jose, California 95131, U.S.A. or at such other address as the Company may hereafter designate in writing.
     12. Grant is Not Transferable. Except in the case of the Participant’s death, as provided in paragraph 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.
     13. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Award Agreement and any other Restricted Stock Units Award materials by and among, as applicable, the Employer, the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the French Plan.
     The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the French Plan (“Data”).
     The Participant understands that Data will be transferred to E*Trade or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the French Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than France. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The

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Participant authorizes the Company, E*Trade and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the French Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the French Plan.
     The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the French Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
     14. Binding Agreement. Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
     15. Additional Conditions to Issuance of Stock. The Company will not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator will, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. state or federal governmental agency or any other governmental regulatory body, which the Administrator will, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
     16. Plan Governs. This Award Agreement is subject to all terms and provisions of the French Plan. In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the French Plan, the provisions of the French Plan will govern.
     17. Language. If the Participant has received any document related to the French Plan or this Restricted Stock Unit translated into French and if the translated version had a different meaning than the English version, the English version will control.

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     By signing and returning this document providing for the terms and conditions of the grant, the Participant confirms having read and understood the documents relating to this grant (the U.S. Plan, the French Subplan and this Award Agreement) which were provided in English language. The Participant accepts the terms of those documents accordingly.
     En signant et renvoyant le présent document décrivant les termes et conditions de l’attribution, le Participant confirme ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan U.S., le Sous-Plan RSU pour la France et ce contrat) qui ont été communiqués en langue anglaise. Le Participant accepte les termes en connaissance de cause.
     17. Administrator Authority. The Administrator will have the power to interpret the French Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the French Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Board or its Committee administering the French Plan will be personally liable for any action, determination or interpretation made in good faith with respect to the French Plan or this Award Agreement.
     18. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.
     19. Agreement Severable. In the event that any provisions of this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on the remaining provisions of this Award Agreement.
     20. Modifications to the Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the French Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the French Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this Award of Restricted Stock Units. Note that any modification of the Restricted Stock Units may result in the loss of favorable French-qualified tax and social security contributions treatment.

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     21. Acknowledgment of the Plan. By accepting this Restricted Stock Units Award, the Participant expressly warrants that he or she has received Restricted Stock Units under the French Plan, and has received, read and understood a description of the French Plan.
     22. Notice of Governing Law and Venue. This Award of Restricted Stock Units will be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflict of laws.
     For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or the Award Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award is made and/or to be performed.
     23. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the French Plan or future Restricted Stock Units that may be awarded under the French Plan by electronic means, or to request the Participant’s consent to participate in the French Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and if requested, to agree to participate in the French Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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